                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     Form 8K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 9, 2002
                                                           -------------


                                   ITRON, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)


                                   Washington
                                   ----------
                 (State or Other Jurisdiction of Incorporation)


                                    000-22418
                                    ---------
                            (Commission File Number)


                                   91-1011792
                                   ----------
                        (IRS Employer Identification No.)


                            2818 North Sullivan Road
                         Spokane, Washington 99216-1897
                         ------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (509) 924-9900
                                                           --------------

                                       N/A
         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report


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Item 5:  Other Information

Quarterly Segment Information for 2001 and 2000

Effective January 1, 2002 we realigned our organization from six business units, comprised of both market segments and products, to four business units composed of market segments. Results from the former Client Services and Energy Information Systems segments, which are product lines, have been reclassified into our Electric, Natural Gas, Water & Public Power, and International segments. Our Form 10-K, which we filed on March 28, 2002, reflects the reclassified segment information for 2001 and 2000 on an annual basis only. The following table reflects quarterly segment data reclassified for 2001 and 2000 to conform to the January 1, 2002 organization. Corporate information is included to reconcile segment activity to consolidated statements of operations:

Year Ended December 31, 2001
(in thousands)


                                              First          Second         Third          Fourth
                                             Quarter        Quarter        Quarter        Quarter          Total
                                            --------       ---------       --------       --------        --------
Revenues
   Electric Systems                         $ 19,935        $ 22,967       $ 25,555       $ 31,265        $ 99,722
   Natural Gas Systems                         8,467           8,386          9,906          8,935          35,694
   Water & Public Power Systems               10,640          14,827         19,945         19,660          65,072
   International Systems                       8,429           6,834          5,449          4,355          25,067
                                            --------       ---------       --------       --------        --------
       Total revenues                       $ 47,471        $ 53,014       $ 60,855       $ 64,215        $225,555


Gross profit (loss)
   Electric Systems                         $  8,682        $  9,578       $ 10,405       $ 13,687        $ 42,352
   Natural Gas Systems                         4,528           4,715          5,384          4,743          19,370
   Water & Public Power Systems                4,431           6,826          9,174          8,360          28,791
   International Systems                       2,404           2,898          2,570            749           8,621
   Corporate                                  (1,364)           (875)          (480)         1,444          (1,275)
                                            --------       ---------       --------       --------        --------
       Total gross profit (loss)            $ 18,681        $ 23,142       $ 27,053       $ 28,983        $ 97,859


Operating income (loss)
   Electric Systems                         $  7,660        $  8,367       $  9,014       $ 12,160        $ 37,201
   Natural Gas Systems                         3,911           4,090          4,689          4,048          16,738
   Water & Public Power Systems                3,694           5,973          8,286          7,342          25,295
   International Systems                         907           1,081            141           (290)          1,839
   Corporate                                 (12,456)        (13,659)       (14,832)       (14,266)        (55,213)
                                            --------       ---------       --------       --------        --------
       Total operating income (loss)        $  3,716        $  5,852       $  7,298       $  8,994        $ 25,860

Year Ended December 31, 2000
(in thousands)


                                              First          Second          Third          Fourth
                                             Quarter         Quarter        Quarter        Quarter          Total
                                            --------       ---------       --------       --------        --------
Revenues
   Electric Systems                         $ 17,451        $ 12,457       $ 13,059       $ 19,018        $ 61,985
   Natural Gas Systems                        11,355          11,164          9,483          7,834          39,836
   Water & Public Power Systems               15,034          18,069         14,142         12,878          60,123
   International Systems                       3,085           2,880          4,008          8,024          17,997
                                            --------        --------       --------       --------        --------
       Total revenues                       $ 46,925        $ 44,570       $ 40,692       $ 47,754        $179,941

Gross profit (loss)
   Electric Systems                         $  6,853        $  5,993       $  5,691       $  8,448        $ 26,985
   Natural Gas Systems                         6,066           6,784          5,431          4,080          22,361
   Water & Public Power Systems                6,156           8,265          6,099          5,930          26,450
   International Systems                       1,467           1,316          1,758          3,212           7,753
   Corporate                                  (3,236)         (4,794)        (2,650)        (2,020)        (12,700)
                                            --------        --------       --------       --------        --------
       Total gross profit (loss)            $ 17,306        $ 17,564       $ 16,329       $ 19,650        $ 70,849

Operating income (loss)
   Electric Systems                         $  5,909        $  5,125       $  4,870       $  7,519        $ 23,423
   Natural Gas Systems                         5,397           6,126          4,870          3,563          19,956
   Water & Public Power Systems                5,467           7,540          5,413          5,240          23,660
   International Systems                         (12)              9            275          1,330           1,602
   Corporate                                 (15,558)        (16,283)       (13,645)       (13,505)        (58,991)
                                            --------        --------       --------       --------        --------
       Total operating income (loss)        $  1,203        $  2,517       $  1,783       $  4,147        $  9,650


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Spokane, State of Washington, on the 9th day of April, 2002.

                                      ITRON, INC.

                                      By  /s/ David G. Remington
                                         ---------------------------------------
                                                 David G. Remington
                                      Vice President and Chief Financial Officer